EXHIBIT 21.1

SUBSIDIARIES

•	Chalkley Transmission Company, Ltd., a Texas limited partnership

•	Energy Transfer del Peru S.R.L., a sociedad commercial de responsabilidad limitada in Peru

•	Energy Transfer Fuel GP, LLC, a Delaware limited liability company

•	Energy Transfer Fuel, LP, a Delaware limited partnership

•	Energy Transfer Interstate Holdings, LLC, a Delaware limited liability company

•	Energy Transfer International Holdings, LLC, a Delaware limited liability company

•	Energy Transfer Mexicana, LLC, a Delaware limited liability company

•	Energy Transfer Peru LLC, a Delaware limited liability company

•	ET Company I, Ltd., a Texas limited partnership

•	ET Fuel Pipeline, L.P., a Delaware limited partnership

•	ETC Canyon Pipeline, LLC, a Delaware limited liability company

•	ETC Fayetteville Express Pipeline, LLC, a Delaware limited liability company

•	ETC Gas Company Ltd., a Texas limited partnership

•	ETC Katy Pipeline, Ltd., a Texas limited partnership

•	ETC Marketing, Ltd., a Texas limited partnership

•	ETC Midcontinent Express Pipeline, L.L.C., a Delaware limited liability company

•	ETC New Mexico Pipeline, L.P., a New Mexico limited partnership

•	ETC Northeast Pipeline, LLC, a Delaware limited liability company

•	ETC Oasis GP, LLC a Texas limited liability company

•	ETC Oasis, L.P., a Delaware limited partnership

•	ETC Texas Pipeline, Ltd., a Texas limited partnership

•	ETC Tiger Pipeline, LLC, a Delaware limited liability company

•	ETC Water Solutions, LLC, a Delaware limited liability company

•	Fayetteville Express Pipeline, LLC, a Delaware limited liability company (50% interest)

•	Five Dawaco, LLC, a Texas limited liability company

•	Heritage Energy Resources, L.L.C., an Oklahoma limited liability company

•	Heritage Energy Transfer Systems, L.L.C., a Delaware limited liability company

•	Heritage ETC GP, L.L.C., a Delaware limited liability company

•	Heritage ETC, L.P., a Delaware limited partnership

•	Heritage Holdings, Inc., a Delaware corporation

•	Heritage LP, Inc., a Delaware corporation

•	Heritage Service Corp., a Delaware corporation

•	Houston Pipe Line Company LP, a Delaware limited partnership

•	HP Houston Holdings, L.P., a Delaware limited partnership

•	HPL Asset Holdings LP, a Delaware limited partnership

•	HPL Consolidation LP, a Delaware limited partnership

•	HPL GP, LLC, a Delaware limited liability company

•	HPL Holdings GP, L.L.C., a Delaware limited liability company

•	HPL Houston Pipe Line Company, LLC, a Delaware limited liability company

•	HPL Leaseco LP, a Delaware limited partnership

•	HPL Resources Company LP, a Delaware limited partnership

•	HPL Storage GP LLC, a Delaware limited liability company

•	LA GP, LLC, a Texas limited liability company

•	La Grange Acquisition, L.P., a Texas limited partnership

•	LG PL, LLC, a Texas limited liability company

•	LGM, LLC, a Texas limited liability company

•	M-P Oils Ltd., an Alberta, Canada corporation

•	Oasis Partner Company, a Delaware corporation

•	Oasis Pipe Line Company Texas L.P., a Texas limited partnership

•	Oasis Pipe Line Company, a Delaware corporation

•	Oasis Pipe Line Finance Company, a Delaware corporation

•	Oasis Pipe Line Management Company, a Delaware corporation

•	Oasis Pipeline, LP, a Texas limited partnership

•	Ranger Pipeline, L.P., a Texas limited partnership

•	TETC, LLC, a Texas limited liability company

•	Texas Energy Transfer Company, Ltd., a Texas limited partnership

•	Titan Energy GP, L.L.C., a Delaware limited liability company

•	Titan Energy Partners, L.P., a Delaware limited partnership

•	Titan Propane Services, Inc., a Delaware corporation

•	Transwestern Pipeline Company, LLC, a Delaware limited liability company

•	Whiskey Bay Gathering Company, Ltd., a Texas limited partnership

•	Whiskey Bay Gas Company Ltd., a Texas limited partnership

•	Heritage Operating L.P., a Delaware limited partnership, which does business under the following names:

•	Amogas

•	Backus Oil/Propane

•	Balgas

•	Bi-State Propane

•	Blue Flame Gas

•	Blue Flame Propane

•	Bowman Propane

•	Bright’s Bottle Gas

•	C & D Propane

•	Carolane Propane

•	Cascade Propane

•	Clarendon Gas Co.

•	Cooper LP Gas

•	Corbin Gas

•	County ProFlame

•	Covington Propane

•	Cumberland LP Gas

•	Custer Gas Service

•	Denman Propane

•	E-Con Gas

•	Eaves Propane & Oil

•	Efird Gas Company

•	Efrid-Quality Gas

•	Energy North Propane

•	Fallsburg Gas Service

•	Flamegas Company

•	Foster’s Propane

•	Foust Fuels

•	Franconia Gas

•	Gas Service Company

•	Geldbach Petroleum

•	Gibson Propane

•	Green’s Fuel Gas Company

•	Greer Gas, L.P.

•	Guilford Gas

•	Harris Propane

•	Heritage Propane

•	Heritage Propane Express

•	Holton’s L.P. Gas

•	Horizon Gas

•	Houston County Propane

•	Hydratane of Athens

•	Ikard & Newsom

•	Ingas

•	J & J Propane Gas

•	John E. Foster & Son

•	Johnson Gas

•	Kingston Propane

•	Lake County Gas

•	Lewis Gas Co.

•	Liberty Propane

•	Loyd Fuel

•	Lyons Gas

•	Manley Gas

•	Margas LP Service

•	Marlen Gas

•	Metro Lift Propane

•	Midway Gas

•	Modern Propane Gas

•	Moore L.P. Gas

•	Mountain ProFlame

•	Mt. Pleasant Propane

•	Myers Propane Service

•	New Mexico Propane

•	Northern Energy

•	Northwestern Propane

•	Paradee Gas Company

•	Perkins Propane Gas

•	Pioneer Propane

•	ProFlame

•	Progas

•	Propane Energies

•	Propane Gas Inc.

•	Rocky Mountain Propane

•	Rural Gas and Appliance

•	San Juan Propane

•	Sawyer Gas

•	Seigel Gas

•	ServiGas

•	ServiGas/Ikard & Newsom

•	Shaner Propane

•	Shaw L.P. Gas

•	Southern Gas Company

•	Thomas Gas Company

•	Trenton LP Gas

•	Tri-Cities Gas Company

•	Tri-Gas Propane Company

•	Turner Propane

•	V-1 Propane

•	Vandeveer’s Gas Service

•	Vess Propane

•	Wakulla L.P.G.

•	Waynesville Gas Service

•	Young’s Propane

•	Titan Propane LLC, a Delaware limited partnership, which does business under the following names:

•	Action Gas

•	Adobe Propane

•	Apache Gas

•	Ballard Gas Service

•	Blue Flame Propane

•	Braun Streat Propane

•	Briceton LP

•	Cape Fear Propane

•	C F Lafountaine

•	Central Valley Propane

•	Coast Gas

•	Corbin Gas Propane

•	Delaware Valley Propane

•	Eagle Valley Propane

•	Economy Propane

•	Empiregas

•	F K Gailey

•	Flame Propane

•	Francis F Bezio

•	G & K Propane

•	Graves Propane

•	Hall’s Semple Propane

•	Heritage Propane

•	Interstate Gas

•	Keene Gas

•	L & K Propane

•	Lake Almanor Propane

•	Lehigh Valley Propane

•	Lone Pine Propane

•	Main St. Gas

•	Macclesfield Propane

•	Mar Gas

•	Michiana Gas

•	Mid Georgia Propane

•	Minns Gas LP

•	Mother Lode Propane

•	Mountain ProFlame

•	Myers/De’s

•	Northern Energy

•	Pedley Propane

•	Pioneer Propane

•	Propane Inc

•	Quality Propane

•	Ramona Propane

•	Saratoga Propane

•	Shenandoah Valley Propane

•	Snyder Propane

•	Southeastern Propane

•	SP Barron LP

•	St. Augustine Gas

•	Synergy Gas

•	Tappan Gas LP

•	Tecumseh LP

•	Thomas Gas Company

•	Titan Propane

•	Town & Country

•	Truckee Tahoe Propane

•	Vineyard Propane

•	Virginia Propane

•	Waynes County Propane

•	Western LP